SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant toss. 240.14a-12

COMMUNITYSOUTH FINANCIAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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6602 Calhoun Memorial Highway

Easley, South Carolina 29640

(864) 306-2540

NOTICE OF SPECIAL MEETING OF THE SHAREHOLDERS

TO BE HELD ON NOVEMBER 18, 2009

Dear Fellow Shareholder:

We cordially invite you to attend the Special Meeting of the Shareholders (the “Special Meeting”) of CommunitySouth Financial Corporation (the “Company”), which will be held at The Marriott, 1 Parkway East, Greenville, South Carolina, on Wednesday, November 18, 2009, at 11:00 a.m.  We hope that you can attend the meeting and look forward to seeing you there.

This letter serves as your official notice that we will hold the meeting for the following purposes:

1.                                       To approve a proposed amendment to our Articles of Incorporation to increase the number of authorized shares of common stock of the Company from 10,000,000 shares to 35,000,000 shares (the “Amendment”);

2.                                       To grant the chairperson of the Special Meeting the authority to adjourn or postpone the Special Meeting, if necessary, in order to solicit additional proxies in the event that (a) there are not sufficient affirmative votes present at the Special Meeting to adopt the Amendment or (b) a quorum is not present at the Special Meeting; and

3.                                       To transact such other business as may properly come before the Special Meeting or any adjournment of the Special Meeting.

Shareholders owning our common stock at the close of business on September 28, 2009 are entitled to attend and vote at the meeting.  A complete list of these shareholders will be available at our offices prior to the meeting.

Please use this opportunity to take part in the affairs of your Company by voting on the business to come before this meeting.  Even if you plan to attend the meeting, we encourage you to promptly vote by telephone, Internet, or by mail on the proposals presented, following the instructions on the proxy card for whichever voting method you prefer.  If you vote by mail, please complete, date, sign and promptly return the enclosed proxy in the enclosed self-addressed, postage-paid envelope.  If you need assistance in completing your proxy, please call the Company at (864) 306-2540. If you are the record owner of your shares and attend the meeting and desire to revoke your proxy and vote in person, you may do so.  In any event, a proxy may be revoked by the record owner of shares at any time before it is exercised by giving notice of revocation to our Corporate Secretary, or by returning a properly executed proxy with a later date at or before the meeting.  If your shares are held in “street name” by your broker, you must follow the instructions you will receive from your broker to change or revoke your proxy.

By Order of the Board of Directors,

David Larry Brotherton
Chairman of the Board of Directors

October 6, 2009

Easley, South Carolina

COMMUNITYSOUTH FINANCIAL CORPORATION

6602 Calhoun Memorial Highway

Easley, South Carolina 29640

PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS

We are providing this Proxy Statement to our shareholders in connection with the solicitation of proxies by the Board of Directors of CommunitySouth Financial Corporation (the “Company”) for use at a Special Meeting of Shareholders (the “Special Meeting”) to be held on Wednesday, November 18, 2009 at 11:00 a.m. at The Marriott, 1 Parkway East, Greenville, South Carolina, and at any postponement or adjournment thereof. Throughout this Proxy Statement, we use terms such as “we,” “us,” “our” and “our Company” to refer to CommunitySouth Financial Corporation, and terms such as “you” and “your” to refer to our shareholders.

A Notice of Special Meeting is attached to this Proxy Statement and a form of proxy is enclosed. We first began mailing this Proxy Statement to shareholders on or about October 6, 2009. We are paying the costs of this solicitation of proxies and other expenses associated with the Special Meeting.  Solicitation of proxies may be made by mail or personal contact, including by telephone, or other electronic means by our directors, officers and regular employees, who will not be specially compensated. We intend to request that brokerage houses, nominees, fiduciaries and other custodians forward solicitation materials to beneficial owners of our common stock and obtain their voting instructions, if necessary, and we will reimburse them for their expenses.

GENERAL INFORMATION

Purpose of the Meeting

The purpose of the Special Meeting is to (i) vote on an amendment to our Articles of Incorporation to increase the number of authorized shares of common stock of the Company from 10,000,000 shares to 35,000,000 shares (the “Amendment”), and (ii) act upon such other matters as may properly come before the Special Meeting or any adjournment thereof.

We intend to offer for sale shares of our common stock solely to residents of South Carolina pursuant to an “intrastate” offering exemption from registration with the Securities and Exchange Commission (the “SEC”), as discussed further below.  Approval of the Amendment would provide the Company with a greater number of authorized shares of common stock available for issuance in connection with the “intrastate” offering or any potential future public or private financing opportunities.

Quorum and Voting

The Company’s only voting security is its common stock, each share of which entitles the holder thereof to one vote on the matters to come before the Special Meeting.  Shareholders of the Company do not have cumulative voting rights.  At the close of business on September 28, 2009 (the “Record Date”), the Company had issued and outstanding 4,698,697 shares of common stock, which were held of record by approximately 904 persons.  Notwithstanding the Record Date specified above, the Company’s stock transfer books will not be closed and shares of the common stock may be transferred subsequent to the Record Date. However, all votes must be cast in the names of holders of record on the Record Date.

The presence in person or by proxy of the holders of 51% of the outstanding shares of common stock entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting. If a share is represented for any purpose at the Special Meeting by the presence of the registered owner or a person holding a valid proxy for the registered owner, it is deemed to be present for the purposes of establishing a quorum. Therefore, valid proxies which are marked “Abstain” or “Withhold” or as to which no vote is marked, including proxies submitted by brokers who are the record owners of shares but who lack the power to vote such shares (so-called

“broker non-votes”), will be included in determining the number of votes present or represented at the Special Meeting.  If a quorum is not present or represented at the Special Meeting, the shareholders entitled to vote, present in person or represented by proxy, have the power to adjourn the Special Meeting from time to time until a quorum is present or represented.  If any such adjournment is for a period of less than 30 days, no notice, other than an announcement at the Special Meeting, will be given of the adjournment. If the adjournment is for 30 days or more, notice of the adjourned Special Meeting will be given in accordance with the Company’s bylaws. Directors, officers and regular employees of the Company may solicit proxies for the reconvened Special Meeting in person or by mail, telephone or other means. At any such reconvened Special Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed. Once a quorum has been established, it will not be destroyed by the departure of shares prior to the adjournment of the Special Meeting.

If a quorum is present at the Special Meeting, approval of the Amendment will require the affirmative vote of two-thirds of our outstanding common stock as of the Record Date, or at least 3,132,465 shares.  Our directors and executive officers own approximately 14.56% of our outstanding shares, and they have indicated that they intend to vote their shares “FOR” the Amendment.  Approval of the proposal to authorize adjournment of the Special Meeting will require that the number of votes cast in favor of the proposal exceed the number of votes cast against the proposal.

Actions to be Taken by Proxies

If a shareholder submits a proxy but does not specify how he would like it to be voted, the proxy will be voted “FOR” the approval of the Amendment and “FOR” the chairperson of the Special Meeting to have the authority to adjourn or postpone the Special Meeting to solicit additional proxies. A record shareholder’s failure to execute and return a proxy card or otherwise to vote at the Special Meeting will have the same effect as a vote “AGAINST” the Amendment. If a record shareholder abstains from voting, the abstention will also have the effect of a vote “AGAINST” the Amendment.  Failure of a shareholder whose shares are held in street name to complete and return voting instructions as required by the broker or other nominee that holds such shares of record will have the same effect as a vote “AGAINST” the Amendment. Abstentions and broker non-votes will not affect the approval of the adjournment proposal or, to our knowledge, any other matter of business that may be brought before the Special Meeting.  As to any other matter of business that may be brought before the Special Meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the best judgment of the persons voting the same.  However, the Board of Directors does not know of any such other business.

Accordingly, our Board of Directors urges you to complete, date, and sign the accompanying proxy form, or such other document as your broker or other nominee instructs you to use if your shares are held in “street name,” and return it promptly according to the terms of the proxy card.

Revocation of Proxy

Any record shareholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise (a) by giving written notice to the Company of such revocation, (b) by voting in person at the Special Meeting, or (c) by executing and delivering to the Company a later dated proxy.  Attendance at the Special Meeting will not in itself constitute revocation of a proxy. Any written notice or proxy revoking a proxy should be sent to CommunitySouth Financial Corporation, 6602 Calhoun Memorial Highway, Easley, South Carolina 29640, Attention: Corporate Secretary.  Written notice of revocation or delivery of a later dated proxy will be effective upon receipt thereof by the Company.

Voting Procedures

Voting by Record Shareholders

If you are a shareholder of record, you can also attend the Special Meeting and vote in person. If you hold your shares of record in your own name, you can vote your shares in any manner specified on the attached proxy card, including marking the enclosed proxy form, dating it, signing it, and returning it to us in the enclosed postage-paid envelope. If you are a shareholder of record and sign, date, and return your proxy card without indicating how you want to vote, your proxy will be voted “FOR” approval of the Amendment and “FOR” the chairperson of the Special Meeting to have the authority to adjourn or postpone the Special Meeting to solicit additional proxies.

Internet and Telephone Voting by Record Shareholders

If you are a shareholder of record, you may also vote by Internet or telephone. If you vote using the Internet or telephone, you do not need to return your proxy card. We have designed telephone and Internet voting procedures that authenticate your identity as a shareholder, allow you to give your voting instructions and confirm that your instructions have been properly recorded. The deadline for telephone and Internet voting is 3:00 a.m. Eastern Time on November 18, 2009.  See the enclosed proxy card for instructions regarding Internet and telephone voting by record shareholders.

Voting by Shareholders whose Shares are held in “Street Name”

If you hold your shares in street name with a broker or other nominee, you can direct their vote by submitting voting instructions to your broker or nominee in accordance with the procedure on the voting card provided by your broker or nominee. If you hold your shares in street name, you may attend the Special Meeting, but you may not vote in person without a proxy appointment from a shareholder of record.

Brokers or other nominees will not have the authority to vote shares they hold for you in street name on the Amendment unless you give them specific instructions on how to vote following the directions they have provided to you with this Proxy Statement. Although valid proxies submitted by brokers or other nominees that hold shares in street name as record owners and as to which no vote is marked (so-called “broker non-votes”) will be included in determining the number of votes present or represented at the Special Meeting for purposes of determining a quorum, the shares will not be voted on the Amendment and will have the same effect as votes “AGAINST” the Amendment. Broker non-votes will not affect the approval of the adjournment proposal or, to our knowledge, any other matter of business that may be brought before the Special Meeting.

Effectiveness of Proposed Amendment

If the proposed Amendment is approved by the affirmative vote of two-thirds of the shares of common stock outstanding on the Record Date, the Amendment will become effective upon the filing of the Articles of Amendment with the Secretary of State of South Carolina.  The full text of the Amendment to our Articles of Incorporation is attached to this Proxy Statement as Appendix A.

PROPOSAL NO. 1:

AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY FROM 10,000,000 SHARES

TO 35,000,000 SHARES

Background

Markets in the United States, including our market areas, have experienced extreme volatility and disruption for more than 12 months.  According to the National Bureau of Economic Research, the United States entered an economic recession in December 2007.  These circumstances have exerted significant downward pressure on prices of equity securities and virtually all other asset classes, and have resulted in substantially increased market volatility, severely constrained credit and capital markets, particularly for financial institutions, and an overall loss of investor confidence.  Loan portfolio performances have deteriorated at many institutions resulting from, among other factors, a weak economy and a decline in the value of the collateral supporting their loans.

Like most financial institutions, our performance has been negatively affected by these adverse economic conditions.  The current economic environment in our market area has resulted in a downturn in the real estate market, which has placed greater pressure on our borrowers’ repayment capabilities.  Since January 2009, we have been experiencing higher levels of loan delinquencies, defaults and foreclosures.  As a result of the issues stemming from the economic downturn, on June 29, 2009 the Company’s wholly-owned subsidiary, CommunitySouth Bank and Trust (the “Bank”), entered into a Memorandum of Understanding (the “MOU”) with the Commissioner of Banking of the South Carolina State Board of Financial Institutions and the Regional Director of the Federal Deposit Insurance Corporation’s (the “FDIC”) Atlanta Regional Office.  The MOU requires the Bank to, among other things, submit a capital plan to the supervisory authorities for maintaining a “well-capitalized” designation.

To facilitate the raising of additional capital to maintain a “well-capitalized” designation, our Board of Directors believes that it is advisable to have a greater number of authorized shares of common stock available for issuance in connection with public or private financing opportunities. We are currently contemplating raising additional capital by issuing shares of the Company’s common stock to residents of South Carolina pursuant to an “intrastate” offering exemption from registration with the SEC, as discussed further below.

We may also in the future, from time to time, consider acquisitions and mergers as opportunities arise, stock splits or stock options, and other public or private financings, any or all of which may involve the issuance of additional shares of common stock or securities convertible into shares of common stock. The Board of Directors believes that having the authority to issue additional shares of common stock will avoid the possible delay and significant expense of calling and holding additional meetings of shareholders to increase the authorized shares at a later date and will enhance its ability to respond promptly to opportunities for increasing our capital levels.

Reasons for Requesting Shareholder Approval

We intend to offer for sale shares of our common stock solely to residents of South Carolina pursuant to an “intrastate” offering exemption from registration with the SEC contained in Section 3(a)(11) and Rule 147 of the Securities Act and pursuant to a registration statement filed with the Securities Division of the Office of the Attorney General of the State of South Carolina (the “SC Securities Division”).  Because of the current volatility in the capital markets, the Board of Directors has not yet determined the terms and conditions of the public offering.  We currently contemplate to raise up to $15 million, although we currently have no arrangements or understandings in place relating to our efforts to raise capital.  This Proxy Statement is not an offer to sell or the solicitation of an offer to buy shares of our common stock or any other securities.

Principal Effects on Outstanding Common Stock

If the Amendment is approved, the additional authorized shares of common stock may be issued for such consideration, cash or otherwise, at such times and in such amounts as the Board of Directors may determine without further shareholder approval, except to the extent that shareholder approval is required by applicable laws, rules or regulations.  The authorization of additional shares of common stock will not, by itself, have any effect on the rights of present shareholders. The additional 25,000,000 shares to be authorized will be a part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently issued and outstanding.

Current Capitalization of the Company

General

The authorized capital stock of the Company consists of 10,000,000 shares of common stock and 10,000,000 shares of preferred stock.  The following summary describes the material terms of the Company’s capital stock.

Common Stock

Holders of shares of the common stock are entitled to receive such dividends as may from time to time be declared by the Board of Directors out of funds legally available for distribution.  Holders of common stock are entitled to one vote per share on all matters on which the holders of common stock are entitled to vote and do not have any cumulative voting rights.  Shareholders have no preemptive, conversion, redemption, or sinking fund rights.  In the event of a liquidation, dissolution, or winding-up of the Company, holders of common stock are entitled to share equally and ratably in the assets of the Company, if any, remaining after the payment of all debts and liabilities of the Company and the liquidation preference of any outstanding preferred stock.  The outstanding shares of common stock are, and the shares of common stock offered by the Company when issued will be, fully paid and nonassessable.  The rights, preferences and privileges of holders of common stock are subject to any classes or series of preferred stock that the Company may issue in the future.

Preferred Stock

The Company’s Articles of Incorporation provide that the Board of Directors is authorized, without further action by the holders of the common stock, to provide for the issuance of shares of preferred stock in one or more classes or series and to fix the designations, powers, preferences, and relative, participating, optional and other rights, qualifications, limitations, and restrictions, including the dividend rate, conversion rights, voting rights, redemption price, and liquidation preference, and to fix the number of shares to be included in any such classes or series.  Any preferred stock so issued may rank senior to the common stock with respect to the payment of dividends or amounts upon liquidation, dissolution or winding-up, or both.  In addition, any such shares of preferred stock may have class or series voting rights.  Issuances of preferred stock, while providing the Company with flexibility in connection with general corporate purposes, may, among other things, have an adverse effect on the rights of holders of common stock.  For example, the issuance of any preferred stock with voting or conversion rights may adversely affect the voting power of the holders of common stock, and such issuances could have the effect of decreasing the market price of the common stock.  We do not currently have any shares of preferred stock outstanding.

Anti-takeover Effects

The provisions of the articles, the bylaws, and South Carolina law summarized in the following paragraphs may have anti-takeover effects and may delay, defer, or prevent a tender offer or takeover attempt that a shareholder might consider to be in such shareholder’s best interest, including those attempts that might result in a premium over the market price for the shares held by shareholders, and may make removal of management more difficult.

Number and Qualification of Directors.    Our bylaws provide that the number of directors shall be fixed from time to time by resolution by at least a majority of the directors then in office, but may not consist of fewer than five nor more than 25 members. Currently, we have 13 directors. Our bylaws also provide that no individual who is or becomes a business competitor (as defined below) or who is or becomes affiliated with, employed by, or a representative of any individual, corporation, or other entity that the Board of Directors, after having such matter formally brought to its attention, determines to be in competition with the Company or any of its subsidiaries (any such individual, corporation, or other entity being a “business competitor”) shall be ineligible to serve as a director if the Board of Directors determines that it would not be in the Company’s best interests for such individual to serve as one of our directors. Any financial institution having branches or affiliates in Pickens or Spartanburg County, South Carolina, shall be presumed to be a business competitor unless the Board of Directors determines otherwise.

Classified Board of Directors.     Our Articles of Incorporation divide the Board of Directors into three classes of directors serving staggered three-year terms so long as there are at least six directors. As a result, approximately one-third of the Board of Directors will be elected at each annual meeting of shareholders. The classification of directors, together with the provisions in the articles and bylaws described below that limit the ability of shareholders to remove directors and that permit the remaining directors to fill any vacancies on the Board of Directors, have the effect of making it more difficult for shareholders to change the composition of the Board of Directors. As a result, at least two annual meetings of shareholders will be required for the shareholders to change a majority of the directors, whether or not a change in the Board of Directors would be beneficial and whether or not a majority of shareholders believe that such a change would be desirable.

Removal of Directors and Filling Vacancies.     Our bylaws provide that our shareholders, by the affirmative vote of the holders of at least a majority of the shares entitled to vote in an election of directors may remove a director with or without cause. Our bylaws also provide that all vacancies on our board may be filled by a majority of the remaining directors for the unexpired term. However, shareholders have the right to call a special meeting, prior to action by the Board of Directors, to fill any such vacancy.

Advance Notice Requirements for Shareholder Proposals and Director Nominations.     Our bylaws establish advance notice procedures with regard to shareholder proposals and the nomination, other than by or at the direction of the Board of Directors or a committee thereof, of candidates for election as directors. These procedures provide that the notice of shareholder proposals must be in writing and delivered to our secretary not less than 30 days and no more than 60 days in advance of the annual meeting. Shareholder nominations for the election of directors must be made in writing and delivered to our secretary no later than 90 days prior to the annual meeting, and in the case of election to be held at a special meeting of shareholders for the election of directors, the close of business on the seventh day following the date on which notice of the meeting is first given to shareholders. The chairman of any meeting of shareholders may refuse to acknowledge a shareholder proposal or nomination that is not made in accordance with such procedures.

Nomination Requirements.     Pursuant to our bylaws, we have established nomination requirements for an individual to be elected as a director, including that the nominating party provide (i) notice that such party intends to nominate the proposed director; (ii) the name of and biographical information on the nominee; and (iii) a statement that the nominee has consented to the nomination. The chairman of any shareholders’ meeting may, for good cause shown, waive the operation of these provisions or may refuse to acknowledge a nomination that is not made in compliance with these requirements. These provisions could reduce the likelihood that a third party would nominate and elect individuals to serve on the Board of Directors.

Business Combinations with Interested Shareholders.     We are subject to the South Carolina business combination statute, which restricts mergers and other similar business combinations between public companies headquartered in South Carolina and any 10% shareholder of the Company. The statute prohibits such a business combination for two years following the date the person acquires shares to become a 10% shareholder unless the business combination or such purchase of shares is approved by a majority of the Company’s outside directors. The statute also prohibits such a business combination with a 10% shareholder at any time unless the transaction complies with our Articles of Incorporation and either (i) the business combination or the shareholder’s purchase of shares is approved by a majority of our outside directors; (ii) the business combination is approved by a majority of the shares held by our other shareholders at a meeting called no earlier than two years after the shareholder acquired the shares to become a 10% shareholder; or (iii) the business combination meets specified fair price and form of consideration requirements.

Consideration of Other Constituencies in Mergers.     Our Articles of Incorporation grant the Board of Directors the discretion, when considering whether a proposed merger or similar transaction is in the best interests of the Company and our shareholders, to take into account the effect of the transaction on our employees, customers, and suppliers and upon the communities in which our offices are located, and all other factors the Board of Directors considers pertinent.

Authority of the Board of Directors to Issue Common Stock

If the Amendment is approved by the affirmative vote of two-thirds of the shares of common stock outstanding on the Record Date, the Amendment will become effective when Articles of Amendment are filed by the Company with the Secretary of State of South Carolina.  The full text of the proposed amendment to our Articles of Incorporation is attached to this proxy statement as Appendix A.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 10,000,000 SHARES TO 35,000,000 SHARES.

PROPOSAL NO. 2:

APPROVAL OF POTENTIAL ADJOURNMENT OR POSTPONEMENT

OF THE SPECIAL MEETING

A proposal may be submitted to shareholders at the Special Meeting to authorize the chairperson of the Special Meeting to adjourn or postpone the Special Meeting, if necessary, to solicit additional proxies in the event (a) there are not sufficient affirmative votes present at the time of the Special Meeting to adopt the Amendment, or (b) a quorum is not present at the time of the Special Meeting. Any adjournment or postponement of the Special

Meeting may be made without notice, other than by an announcement made at the Special Meeting. Any adjournment or postponement of the Special Meeting for the purpose of soliciting additional proxies will allow shareholders who have already sent in their proxies to revoke them at any time prior to their use.

The affirmative vote of a majority of the shares represented at the Special Meeting and entitled to vote is required to approve this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF PROPOSAL NO. 2.

SHAREHOLDER PROPOSALS FOR 2010 ANNUAL MEETING

If shareholders wish a proposal to be included in our proxy statement and form of proxy relating to our 2010 annual meeting, they must deliver a written copy of their proposal to our principal executive offices no later than December 17, 2009.  To ensure prompt receipt by the Company, the proposal should be sent certified mail, return receipt requested.  Proposals must comply with our bylaws relating to shareholder proposals in order to be included in our proxy materials.

Any shareholder proposal to be made at an annual meeting, but which is not requested to be included in our proxy materials, must comply with our bylaws.  It is our policy that any shareholder proposal to be made at an annual meeting, but which is not requested to be included in our proxy materials, must be delivered to the Corporate Secretary of the Company between 30 and 60 days prior to the annual meeting; provided, however, that if less than 31 days’ notice of the meeting is given to shareholders, the notice must be delivered within 10 days following the day on which notice of the meeting was mailed to shareholders.

BENEFICIAL OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table shows how much common stock is owned by our directors, named executive officers, directors and executive officers as a group, and owners of more than 5% of the outstanding common stock, as of September 7, 2009.  Unless otherwise indicated, the mailing address for each beneficial owner is in care of CommunitySouth Financial Corporation, 6602 Calhoun Memorial Highway, Easley, South Carolina 29640.

	Number of		% of Beneficial
Name	Shares Owned (1)	Right to Acquire (2)	Ownership(3)
David Larry Brotherton	89,219	26,563	2.45%
G. Dial DuBose	39,138	25,390	1.37%
C. Allan Ducker, III	17,656	195,056	4.35%
David W. Edwards	77,531	39,063	2.46%
R. Wesley Hammond	35,216	19,531	1.16%
David A. Miller	13,656	195,056	4.26%
John W. Hobbs	7,810	77,706	1.79%
Arnold J. Ramsey	39,453	19,531	1.25%
W. Michael Riddle	55,296	27,344	1.75%
Joanne M. Rogers	75,781	39,063	2.42%
B. Lynn Spencer	78,656	39,063	2.48%
J. Neal Workman, Jr.	76,896	39,063	2.45%
Daniel E. Youngblood	78,031	39,063	2.47%

All executive officers and directors as a group (13 persons)	684,339	781,492	26.75%

(1)                                  Includes shares for which the named person has sole voting and investment power, has shared voting and investment power, or holds in an IRA or other retirement plan program, unless otherwise indicated in these footnotes.

(2)                                  Includes shares that may be acquired within the next 60 days of the Record Date by exercising vested stock options or warrants but does not include any unvested stock options or warrants.

(3)                                  For each individual, this percentage is determined by assuming the named person exercises all options and warrants which he or she has the right to acquire within 60 days, but that no other persons exercise any options or warrants.  For the directors and executive officers as a group, this percentage is determined by assuming that each director and executive officer exercises all options or warrants which he or she has the right to acquire within 60 days, but that no other persons exercise any options.  The calculations are based on 4,698,697 shares of common stock outstanding on September 7, 2009.

OTHER MATTERS

The Board of Directors knows of no other business to be presented at the Special Meeting. If matters other than those described herein should properly come before the meeting, the persons named in the enclosed form of proxy intend to vote at such meeting in accordance with their best judgment on such matters. If you specify a different choice on your proxy, your shares will be voted in accordance with the specifications so made.

FORWARD LOOKING STATEMENTS

Statements contained in this Proxy Statement that are not purely historical are forward-looking statements, including, but not limited to, statements regarding our expectations, hopes, beliefs, intentions or strategies regarding the future. Actual results could differ materially from those projected in any forward-looking statements as a result of a number of factors, including, without limitation, those described in this Proxy Statement. The forward-looking statements are made as of the date of this Proxy Statement and we undertake no obligation to update or revise the forward-looking statements, or to update the reasons why actual results could differ materially from those projected in the forward-looking statements.

We caution you not to place undo reliance on any forward-looking statements made by, or on behalf us in this Proxy Statement or in any of our filings with the SEC or otherwise. Additional information with respect to factors that may cause the results to differ materially from those contemplated by forward-looking statements is included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and in our other current and subsequent filings with the SEC.

WHERE YOU CAN FIND MORE INFORMATION

Only one copy of Proxy Materials is being delivered to two or more security holders who share an address. If your household has received only one copy of these Proxy Materials and you would prefer to receive separate copies of these documents, either now or in the future, please contact the Company via telephone at (864) 306-2540 or by sending written correspondence to 6602 Calhoun Memorial Highway, Easley, South Carolina 29640 Attention: Corporate Secretary, and your address will be removed from the householding listing. If you are now receiving multiple copies of the Company’s Proxy Materials and you would like to have only one copy of these documents delivered to your household in the future, please contact the Company in the same manner.

Important Notice of Internet Availability.  This Proxy Statement is available to the public for viewing on the Internet at www.cfpproxy.com/5790sm.

We also file annual, quarterly and current reports, proxy statements and other information with the SEC.  Our filings with the SEC are available to the public on the Internet at the SEC’s website at http://www.sec.gov.  You may also read and copy any document that we file with the SEC at its public reference room at 100 F Street, NE, Washington D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information on the public reference room and their copy charges.

APPENDIX A

AMENDMENT TO

INCREASE THE NUMBER OF AUTHORIZED SHARES OF

COMMON STOCK FROM 10,000,000 SHARES TO 35,000,000 SHARES

Article Three shall be deleted and replaced in its entirety by the following:

ARTICLE THREE

CAPITALIZATION

The Corporation shall have the authority, exercisable by its board of directors, to issue up to 35,000,000 shares of voting common stock, par value $0.01 per share, and to issue up to 10,000,000 shares of preferred stock, par value $0.01 per share.  The board of directors shall have the authority to specify the preferences, limitations and relative rights of each class of preferred stock.

A-1

REVOCABLE PROXY

COMMUNITYSOUTH FINANCIAL CORPORATION

SPECIAL MEETING OF SHAREHOLDERS

PROXY FOR HOLDERS OF COMMON STOCK

November 18, 2009

Proxy Solicited on Behalf of the Board of Directors

The undersigned hereby appoints C. ALLAN DUCKER, III and DAVID A. MILLER, or any of them, with full power of substitution, the proxy of the undersigned to represent the undersigned at the Special Meeting of Shareholders of CommunitySouth Financial Corporation to be held on November 18, 2009, or at any adjournment or postponement thereof, and to vote the number of shares of the Common Stock of CommunitySouth Financial Corporation which the undersigned would be entitled to vote if personally present.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE

ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE

VIA THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE

COMMUNITYSOUTH FINANCIAL CORPORATION — SPECIAL MEETING, NOVEMBER 18, 2009

YOUR VOTE IS IMPORTANT!

Special Meeting Materials are available on-line at:

http://www.cfpproxy.com/5790sm

You can vote in one of three ways:

1.             Call toll free 1-866-756-9924 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2.             Via the Internet at https://www.proxyvotenow.com/cbso and follow the instructions.

or

3.             Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY COMMUNITYSOUTH FINANCIAL CORPORATION	Special Meeting of Shareholders NOVEMBER 18, 2009

	For	Against	Abstain
1. Approval to amend the Company’s Articles of Incorporation to increase the number of authorized shares of common stock of the Company from 10,000,000 shares to 35,000,000 shares.	☐	☐	☐

	For	Against	Abstain

2.     Approval to grant the chairperson of the Special Meeting the authority to adjourn or postpone the Special Meeting, if necessary, in order to solicit additional proxies in the event that (a) there are not sufficient affirmative votes present at the Special Meeting to adopt the amendment to the Company’s Articles of Incorporation or (b) a quorum is not present at the Special Meeting.

	☐	☐	☐

3.               In the discretion of the proxies upon such other business as may properly come before the Special Meeting and matters incidental to the conduct of the Special Meeting. (Management at present knows of no other business to be brought before the meeting.)

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, shares of the Common Stock represented by this proxy will be voted FOR the proposals listed above, and as the Proxy deems advisable on such other business as may properly come before the meeting. This proxy may be revoked at any time prior to the time it is voted.

When signing the proxy, please date it and take care to have the signature conform to the shareholder’s name as it appears on this proxy. If shares are registered in the names of two or more persons, each person should sign. Executors, administrators, trustees and guardians should so indicate when signing.

Mark here if you plan to attend the meeting	☐

Mark here for address change and note change	☐

Please be sure to date and sign this proxy card in the box below.	Date

Sign above

You are urged to sign and return your proxy without delay in the return envelope provided for that purpose which requires no postage if mailed in the United States.

IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW

FOLD AND DETACH HERE

PROXY VOTING INSTRUCTIONS

Shareholders of record have three ways to vote:

1. By Mail; or

2. By Telephone (using a Touch-Tone Phone); or

3. By Internet.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3:00 a.m., November 18, 2009. It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone	Vote by Internet
Call Toll-Free on a Touch-Tone Phone anytime prior to	anytime prior to
3:00 a.m., November 18, 2009:	3:00 a.m., November 18, 2009 go to
1-866-756-9924	https://www.proxyvotenow.com/cbso

Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

ON-LINE SPECIAL MEETING MATERIALS:	http://www.cfpproxy.com/5790sm

YOUR VOTE IS IMPORTANT!